EQUITY SECURITY PLEDGE AGREEMENT

                            Dated as of July 1, 1996

                                     between



                       OLD DOMINION ELECTRIC COOPERATIVE,
                                   as Pledgor



                                       and



                            WILMINGTON TRUST COMPANY,
                               as Collateral Agent


                        CLOVER UNIT 2 GENERATING FACILITY
                                       AND
                                COMMON FACILITIES

                               TABLE OF CONTENTS

                                                                           PAGE


SECTION 1.  DEFINED TERMS................................................... 1

SECTION 2.  PLEDGE.......................................................... 1

SECTION 3.  SECURED CLAIMS.................................................. 2

SECTION 4.  REMEDIES........................................................ 3
    4.1.    RIGHTS OF THE COLLATERAL AGENT.................................. 3
    4.2.    FILINGS......................................................... 4
    4.3.    ATTORNEY-IN-FACT................................................ 4
    4.4.    APPOINTMENT OF COLLATERAL AGENT; THE COLLATERAL AGENT'S DUTIES.. 4
    4.5.    MONTHLY REPORTS................................................. 5
    5.1.    RELEASE OF COLLATERAL........................................... 5
    5.2.    REINVESTMENT.................................................... 5
    5.3.    DISCHARGE....................................................... 5

SECTION 6.  REPRESENTATIONS AND WARRANTIES.................................. 6
    6.1.    OWNER........................................................... 6
    6.2.    RIGHTS IN THE COLLATERAL........................................ 6

SECTION 7.  COVENANTS OF THE PLEDGOR........................................ 6

SECTION 8.  MISCELLANEOUS................................................... 6
    8.1.    AMENDMENTS AND WAIVERS.......................................... 6
    8.2.    NOTICES......................................................... 6
    8.3.    SURVIVAL........................................................ 7
    8.4.    SUCCESSORS AND ASSIGNS.......................................... 8
    8.5.    BUSINESS DAY.................................................... 8
    8.6.    GOVERNING LAW................................................... 8
    8.7.    SEVERABILITY.................................................... 8
    8.8.    COUNTERPARTS.................................................... 8
    8.9.    HEADINGS........................................................ 8
    8.10.   FURTHER ASSURANCES.............................................. 8
    8.11.   EFFECTIVENESS OF AGREEMENT...................................... 8

                        EQUITY SECURITY PLEDGE AGREEMENT


                  This EQUITY SECURITY PLEDGE AGREEMENT, dated as of July 1, 1996 (this "Pledge Agreement" or this "Agreement"), between OLD DOMINION ELECTRIC COOPERATIVE, a wholesale power supply cooperative, organized under the laws of the Commonwealth of Virginia, as pledgor (the "Pledgor"), and WILMINGTON TRUST COMPANY, as collateral agent on behalf of EPC Corporation and Clover Unit 2 Generating Trust (in such capacity, the "Collateral Agent").

                  WHEREAS, the Pledgor, the Clover Unit 2 Generating Trust (the "Facility Owner"), Wilmington Trust Company (in the capacities set forth therein), EPC Corporation (the "Owner Participant") and Utrecht-America Finance Co., have entered into a Participation Agreement dated as of July 1, 1996 (the "Participation Agreement");

                  WHEREAS, the Pledgor and the Facility Owner have entered into the Operating Equipment Agreement and the Operating Foundation Agreement;

                  WHEREAS, the Pledgor has deposited the Collateral (as defined in Section 2 hereof) with Wilmington Trust Company, as Collateral Agent pursuant to this Agreement, for the benefit of the Facility Owner and the Owner Participant to secure payment of the Secured Claims.

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


SECTION 1.        DEFINED TERMS.

                  Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings specified in Appendix A to the Participation Agreement. Notwithstanding the foregoing, except as otherwise defined or indicated by the context herein, all terms that are defined in the Uniform Commercial Code as in effect in the State of New York from time to time ("Uniform Commercial Code") shall have their respective meanings as used in Articles 8 and 9 of the Uniform Commercial Code.

SECTION 2.        PLEDGE.

                  To secure its obligation to pay the Secured Claims (defined in
Section 3 hereof), the Pledgor hereby grants, bargains, pledges, sells, assigns, transfers, conveys, mortgages, warrants and confirms to the Collateral Agent, for the benefit of the Facility Owner and the Owner Participant, a security interest in, mortgage on, and pledge of, all of the Pledgor's rights, title and interest in and to all securities, cash, instruments and other property delivered to the Collateral Agent on the Closing Date and described below and all interest, securities, cash, instruments and other property from time to time received, receivable or otherwise distributed to it in respect thereto; all property into which such right, title and interest may be exchanged or converted or reinvested; and all proceeds of any and all of the foregoing and, to the extent not otherwise included, all cash in respect
of  such   securities  (the "Collateral"). The Collateral delivered on the
Closing Date shall consist of the securities, cash, instruments and other property described in Schedule 1 hereto. All securities and instruments delivered from time to time hereunder shall be registered in the name of, or book-entry notations in respect thereof shall be made for the benefit of, the Collateral Agent.

                  The Pledgor hereby represents that the Collateral described in
Schedule 1 are Qualifying Securities. The Collateral Agent acknowledges receipt of the Collateral in accordance with this Agreement and agrees to hold such Collateral and to apply such Collateral, including the proceeds thereof, in accordance with the terms of this Agreement.

                  The Pledgor shall have the right to replace the Collateral, from time to time, with replacement Qualifying Securities, but only in accordance with the provisions of Section 5 hereof.

                  The Collateral Agent shall, at the written direction of the Pledgor, reinvest cash balances, including cash proceeds from maturing securities and from payments of interest and premiums on securities, as provided herein.


SECTION 3.        SECURED CLAIMS.

                  The purpose of this  pledge is to secure all of the  Pledgor's obligations to pay any and all amounts of (i) Basic Payments, Supplemental Payments (including, in the event that the Purchase Option or Foundation
Purchase Option is exercised, each installment of the Purchase Option Price), Termination Value and amounts computed by reference to Termination Value under the Operating Equipment Agreement, (ii) Foundation Basic Payments, Foundation Supplemental Payments (including, in the event that the Purchase Option or Foundation Purchase Option is exercised, each installment of Foundation Purchase Option Price), Termination Value and amounts computed by reference to Termination Value under the Operating Foundation Agreement and (iii) the Special Equity Remedy Amount under the Participation Agreement. All of the obligations described in the immediately preceding sentence shall be referred to herein as "Secured Claims."

                  Without  limiting  the  generality  of  the  foregoing,   this
Agreement secures the payment of all amounts that constitute part of the Secured Claims and that would be payable to the Facility Owner or the Owner Participant, as the case may be, under the Operating Equipment Agreement, the Operating Foundation Agreement or Section 12 of the Participation Agreement but for the fact that they are unenforceable or not allowable due to (a) the existence of a bankruptcy, insolvency, reorganization, arrangement or moratorium involving the Pledgor or (b) other laws relating to, or effecting the enforcement of, creditor's rights generally against the Pledgor.



SECTION 4.        REMEDIES.

                  4.1. RIGHTS OF THE COLLATERAL AGENT. If (a) any Event of Default under the Operating Equipment Agreement or the Operating Foundation Agreement shall have occurred and be continuing, whether or not the Operating Equipment Agreement or the Operating Foundation Agreement has been declared in default pursuant to the terms thereof, or (b) (i) a Special Equity Event shall have occurred and be continuing, (ii) the Owner Participant has given the notice contemplated by Section 12 of the Participation Agreement to exercise the Special Equity Remedy and (iii) the Pledgor has not paid all amounts required by
Section 12 of the Participation Agreement by the date set forth in the Owner Participant's notice:

                           (i) the Collateral Agent, at the written direction of
                  the Owner Participant, shall exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code and, if so directed in writing by the Owner Participant, shall, without notice except as specified below, sell the Collateral or any part thereof at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Collateral Agent shall provide 10 calendar days' written notice to the Pledgor at the Pledgor's address specified in the Participation Agreement by (i) registered mail, (ii) hand delivery, or (iii) special courier service (such as DHL, TNT, Worldcourier or similar courier) and if the purchaser fails to take up and pay for the Collateral so sold, such Collateral may again be similarly sold. The Owner Participant or the Collateral Agent may be the purchaser of any or all of the Collateral sold and thereafter shall hold such Collateral free from any right of redemption, stay or appraisal; provided, however, that in the sale of securities neither the Owner Participant nor the Collateral Agent shall be entitled to purchase any of the Collateral at any private sale for less than the current market value of such securities;

                           (ii) Without limitation of the foregoing, the Collateral Agent may exercise, in its own name or in the name of the Owner Participant and the Facility Owner or in the name and on behalf of the Pledgor, all of the Pledgor's rights under and in respect of the Collateral and the documentation evidencing or governing the Collateral; and

                           (iii) All cash  proceeds  received by the  Collateral
                  Agent with respect to the Collateral or in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be held by the Collateral Agent as collateral for, and then or at any time thereafter, at the written direction of the Owner Participant, shall be applied in whole or in part by the Collateral Agent against, all or any part of the Secured Claims in such order as the Owner Participant shall direct. Any surplus of such cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all the Secured Claims shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

                  4.2. FILINGS. The Pledgor agrees that it shall, at its own expense, execute and deliver all financing statements necessary to perfect the Collateral Agent's interest in the Collateral or any assignment or other document reasonably requested by the Collateral Agent or the Owner Participant to perfect, protect, enforce, or otherwise give effect to the Collateral Agent's rights and remedies hereunder.

                  4.3. ATTORNEY-IN-FACT. The Pledgor hereby irrevocably appoints, effective and during the continuance of any Event of Default or a Special Equity Event, the Collateral Agent as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for monies due and to become due under or in respect of any of the Collateral,

                  (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above, and

                  (c) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Collateral.

                  4.4. APPOINTMENT OF COLLATERAL AGENT; THE COLLATERAL AGENT'S DUTIES. The Owner Participant and the Facility Owner each hereby appoints Wilmington Trust Company to act as its Collateral Agent hereunder. The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of the Collateral in its possession and the accounting for monies actually received by it hereunder, the Collateral Agent shall have no duty as to the Collateral or other matters relative to the Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to the Collateral; PROVIDED, HOWEVER, that, if delivery or presentment of the Collateral to any other Person is required in connection with any distribution in respect of the Collateral, the Collateral Agent shall, at the Pledgor's expense, cooperate to effect such delivery.

                  The liability of the Collateral Agent to transfer or to apply funds for the payment of Secured Claims shall be limited to the proceeds of the Collateral and the cash balances from time to time received by the Collateral Agent in respect of the Collateral, and the Collateral Agent shall not have any liability whatsoever for any insufficiency of funds required to pay Secured Claims except to notify the Owner Participant, the Pledgor and the Facility Owner of such insufficiency.

                  The Collateral Agent shall never be required to use or to advance its own funds or otherwise to incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights and powers hereunder. The Collateral Agent shall be not be liable for any action taken or not taken by it in good faith in any exercise of reasonable care and belief by it to be within the discretion or power conferred upon it by this Agreement, nor shall the Collateral Agent be responsible for the consequences of any error or judgment arising out of the exercise of reasonable care in performing the duties of the Collateral Agent under this Agreement.

                  The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment equal to that which the Collateral Agent accords its own property.

                  4.5. MONTHLY REPORTS. All Collateral delivered to the Collateral Agent shall be segregated by the Collateral Agent from other assets of the Collateral Agent, Old Dominion, the Facility Owner and the Owner Participant or any other Person. The Collateral Agent shall prepare and deliver to Old Dominion and the Owner Participant by the tenth Business Day of each month a report specifying the identity and location of all Collateral as of the end of the month preceding such report.


SECTION 5.        RELEASE OF COLLATERAL; REINVESTMENT; DISCHARGE.

                  5.1. RELEASE OF COLLATERAL. Provided no Payment Default, Bankruptcy Default or Event of Default under either Operating Agreement shall have occurred and be continuing and no Special Equity Event shall have occurred and be continuing, the Collateral Agent agrees that for the purpose of paying Secured Claims, the Pledgor shall be entitled to receive all amounts of principal and interest received by the Collateral Agent on the dates and in the amounts set forth in Schedule 2 hereof. Collateral shall also be released by the Collateral Agent against delivery by the Pledgor of a replacement Qualifying Security or Qualifying Securities in full compliance with Section 7.6 of the Participation Agreement.

                  5.2. REINVESTMENT. At the written direction of the Pledgor, the Collateral Agent shall reinvest cash balances, including cash proceeds from maturing securities and from payments of interest and premiums on securities, if not needed immediately to pay Secured Claims, in Qualifying Securities that are stated to mature or that are subject to redemption at the option of the holder thereof, in a principal amount at least equal to their purchase price, on or before the dates set forth in Schedule 2 hereof. Any remaining cash balances not so reinvested shall be held by the Collateral Agent in trust as part of the Collateral.

                  5.3. DISCHARGE. Provided that no Payment Default, Bankruptcy Default or Event of Default under either Operating Agreement shall have occurred and be continuing and no Special Equity Event shall have occurred and be continuing, the Collateral Agent agrees that when the Secured

Claims shall have been fully paid and discharged and the Operating Equipment Agreement and the Operating Foundation Agreement have expired or been earlier terminated in accordance with their terms, the Collateral Agent, at the written request and cost of the Pledgor, shall immediately transfer the Collateral to or at the direction of the Pledgor and confirm in writing the release of the Collateral of any pledge, Lien and security interest created pursuant to this Agreement and of all claims that the Collateral Agent may have hereunder.


SECTION 6.        REPRESENTATIONS AND WARRANTIES.

                  6.1. OWNER. The Pledgor represents and warrants as of the date hereof that it is the legal and beneficial owner of the Collateral and that the Collateral is not subject to any pledge, lien or security interest or any other right of any third party, except as provided by this Agreement.

                  6.2. RIGHTS IN THE COLLATERAL. The Pledgor represents and warrants that, assuming that the Collateral Agent maintains possession and control over the Collateral in accordance with the applicable provisions of the Uniform Commercial Code, the pledge and assignment of the Collateral and the grant of a security interest therein under this Agreement vests in the Collateral Agent a valid and perfected security interest in the Collateral as contemplated by this Agreement, subject to the provisions of Section 9-306 of the Uniform Commercial Code.


SECTION 7.        COVENANTS OF THE PLEDGOR.

                  The Pledgor shall not, without the prior written consent of the Collateral Agent, (a) sell, assign or otherwise dispose of, or grant any option with respect to, the Collateral or (b) create or permit to exist any Lien, upon or with respect to the Collateral, except for the Lien created hereby.


SECTION 8.        MISCELLANEOUS.

                  8.1. AMENDMENTS AND WAIVERS. No term, covenant, agreement or condition of this Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

                  8.2. NOTICES. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective
(a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to such party at its address set forth below or at such other address as such party may from time to time designate by written notice to the other parties hereto:

                  If to the Pledgor:

                  Old Dominion Electric Cooperative
                  4201 Dominion Boulevard
                  Glen Allen, Virginia 23060

                  Facsimile No.:  (804) 747-3742
                  Telephone No.:  (804) 747-0592
                  Attention:  Vice President of Accounting and Finance


                  If to the Collateral Agent:

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware  19890-0001

                  Facsimile No.:  (302) 651-8882
                  Telephone No.:  (302) 651-1000
                  Attention:      Corporate Trust Administration

                  with a copy to the Owner Participant:

                  EPC Corporation
                  c/o Chrysler Capital Corporation
                  225 High Ridge Road
                  Stamford, Connecticut 06905

                  Facsimile No.:  (203) 975-3911
                  Telephone No.:  (203) 975-3500
                  Attention:      President

                  8.3. SURVIVAL. All warranties, representations, indemnities and covenants made by either party hereto, herein or in any certificate or other instrument delivered by either such party or on the behalf of either such party under this Agreement shall be considered to have been relied upon by the other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by either party or on behalf of either party.

                  8.4. SUCCESSORS AND ASSIGNS. (a) This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof.

                  (b) Except as expressly provided herein or in any other Operative Document, the Pledgor may not assign its interests herein without the consent of the Collateral Agent. Except as expressly provided in the Operative Documents, the Collateral Agent may not assign its interests herein during the Term of the Operating Agreements without the consent of the Pledgor.

                  8.5. BUSINESS DAY. Notwithstanding anything herein to the contrary, if the date on which any payment is to be made pursuant to this Agreement is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

                  8.6. GOVERNING LAW. THIS AGREEMENT SHALL BE IN ALL RESPECTS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

                  8.7. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  8.8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Agreement.

                  8.9. HEADINGS. The headings of the sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

                  8.10. FURTHER ASSURANCES. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Agreement.

                  8.11. EFFECTIVENESS OF AGREEMENT. This Agreement has been dated as of the date first above written for convenience only. This Agreement shall be effective on the date of execution and delivery by each of the Collateral Agent and the Pledgor.

                  IN WITNESS WHEREOF, the Pledgor and the Collateral Agent have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized.


                                   OLD DOMINION ELECTRIC COOPERATIVE,
                                   as Pledgor



                                   By: /s/ DANIEL M. WALKER
                                      ------------------------------
                                      Name: Daniel M. Walker
                                      Title: Vice President
                                      Date: July 31, 1996


                                   WILMINGTON TRUST COMPANY,
                                   as Collateral Agent


                                   By: /s/ EMMETT R. HARMON
                                      ------------------------------
                                      Name: Emmett R. Harmon
                                      Title: Vice President
                                      Date: July 31, 1996

Agreed, acknowledged and consented to by:

CLOVER UNIT 2 GENERATING TRUST

         By: Wilmington Trust Company,
             not in its individual capacity
             but solely as Owner Trustee
             under the Trust Agreement


         By: /s/ EMMETT R. HARMON
            -------------------------------
            Name: Emmett R. Harmon
            Title: Vice President
            Date: July 31, 1996


EPC CORPORATION



         By: /s/ WALTER F. GREENFIELD
            -------------------------------
            Name: Walter F. Greenfield
            Title: Vice President
            Date: July 31, 1996

                                                                    SCHEDULE 1
                                                                            TO
                                              EQUITY SECURITY PLEDGE AGREEMENT


                           DESCRIPTION OF COLLATERAL


Cash collateral in the amount of $29,480,263.22 deposited with Wilmington Trust Company, as collateral agent (account no.: 403520 ref. Generating Trust).


                                      S1-1

                                                                     SCHEDULE 2
                                                                             TO
                                               EQUITY SECURITY PLEDGE AGREEMENT


                               DATES AND PAYMENTS





1/5/2020                                           39,288,119.88

4/15/2020                                          30,038,958.54

6/15/2020                                          30,038,958.54

9/15/2020                                          30,038,958.54

12/15/2020                                         30,038,958.54

                                      S2-1